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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 17, 2009


                          COOPERATIVE BANKSHARES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                0-24626                 56-1886527
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(State or other              (Commission             (IRS Employer
jurisdiction of              File Number)           Identification No.)
incorporation)

              201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              ------------------------------------------------------------------
              OR STANDARD; TRANSFER OF LISTING.
              --------------------------------

         On April 17, 2009, Cooperative Bankshares, Inc. (the "Company") received a letter from The Nasdaq Stock Market ("Nasdaq"), dated April 17, 2009, indicating that the Company is not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 5250(c)(1). The Nasdaq letter, which the Company expected, was issued in accordance with standard Nasdaq procedures due to the delayed filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2008 (the "Form 10-K") with the U.S. Securities and Exchange Commission (the "Commission").

         As previously disclosed, the Company requires additional time to file the Form 10-K because it has not yet completed its consolidated financial statements and related disclosures for the year ended December 31, 2008. The Company currently anticipates that it will file its Form 10-K for the year ended December 31, 2008 with the Commission on or about April 30, 2009.

         The Company is required to submit a plan to regain compliance with Nasdaq's filing requirements for continued listing within 60 calendars days of the date of the Nasdaq notification letter. Upon acceptance of the Company's compliance plan, Nasdaq is permitted to grant an extension of up to 180 days from the Form 10-K's filing date, or until October 12, 2009, for the Company to regain compliance with Nasdaq's filing requirements for continued listing. The Company anticipates that the filing of its Form 10-K for the year ended December 31, 2008 on or about April 30, 2009 will eliminate the need for it to submit a formal plan to regain compliance with Nasdaq's filing requirements for continued listing.

         A press release disclosing the Company's receipt of the Nasdaq notification letter, dated April 22, 2009, is attached as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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      (d)     Exhibits

              Number       Description
              ------       -----------

              99.1         Press Release dated April 22, 2009




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COOPERATIVE BANKSHARES, INC.


                                         /s/ Todd L. Sammons
                                         ---------------------------------------
                                         Todd L. Sammons
                                         Chief Financial Officer and Interim
                                         President and Chief Executive Officer

Date: April 22, 2009